                                                                   EXHIBIT 7.(b)

                      PACIFIC SELECT CHOICE (FORM 93-55)
                       VARIABLE UNIVERSAL LIFE INSURANCE

CLIENT                           PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 40    PRESENTED BY SAMPLE AGENT
                                 THIS VERSION OF PACIFIC SELECT CHOICE IS NOT
                                 AVAILABLE FOR NEW SALES

                                 SUMMARY PAGE

                               ---CURRENT POLICY CHARGES---  -----------------GUARANTEED POLICY CHARGES---------------

                               ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
                               ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
                               -----6.00% (5.02% NET)-----   -----0.00% (-0.92% NET)----   -----6.00% (5.02% NET)-----
                              [NET
                              LOANS               NET        NET                  NET        NET                  NET       NET
                  PREMIUMS  AND WITH- ACCUM'D    SURR'R     DEATH     ACCUM'D    SURR'R     DEATH    ACCUM'D    SURR'R     DEATH
      ANNUALIZED  PLUS 5%    DRAWALS   VALUE     VALUE     BENEFIT     VALUE     VALUE     BENEFIT    VALUE      VALUE    BENEFIT
YEAR   PREMIUM    INTEREST   (BOY)]    (EOY)     (EOY)      (EOY)      (EOY)     (EOY)      (EOY)     (EOY)      (EOY)     (EOY)
====  ==========  ========  ======== ========    ======    =======    =======    ======    =======   =======    ======    =======
  1     10000.00   $10,500      0     $5,670      $3,712   $559,458    $5,196    $3,238   $559,458    $5,563     $3,604  $559,458
  2     10000.00   $21,525      0    $11,875     $11,171   $559,458   $10,353    $9,649   $559,458   $11,412    $10,708  $559,458
  3     10000.00   $33,101      0    $19,113     $17,155   $559,458   $16,025   $14,067   $559,458   $18,152    $16,194  $559,458
  4     10000.00   $45,256      0    $28,083     $26,125   $559,458   $22,801   $20,843   $559,458   $26,459    $24,501  $559,458
  5     10000.00   $58,019      0    $37,441     $35,482   $559,458   $29,324   $27,366   $559,458   $34,980    $33,021  $559,458
  6     10000.00   $71,420      0    $47,156     $45,590   $559,458   $35,578   $34,011   $559,458   $43,709    $42,142  $559,458
  7     10000.00   $85,491      0    $57,242     $56,067   $559,458   $41,567   $40,392   $559,458   $52,658    $51,483  $559,458
  8     10000.00  $100,266      0    $67,730     $66,946   $559,458   $47,283   $46,499   $559,458   $61,828    $61,045  $559,458
  9     10000.00  $115,779      0    $78,664     $78,272   $559,458   $52,757   $52,365   $559,458   $71,264    $70,872  $559,458
 10     10000.00  $132,068      0    $90,218     $90,218   $559,458   $58,102   $58,102   $559,458   $81,100    $81,100  $559,458
 15     10000.00  $226,575      0   $158,436    $158,436   $559,458   $81,493   $81,493   $559,458  $136,745   $136,745  $559,458
 20     10000.00  $347,192      0   $241,904    $241,904   $559,458   $94,007   $94,007   $559,458  $199,863   $199,863  $559,458
 25     10000.00  $501,134      0   $350,408    $350,408   $559,458   $91,873   $91,873   $559,458  $275,577   $275,577  $559,458
 30     10000.00  $697,607      0   $492,728    $492,728   $571,564   $61,751   $61,751   $559,458  $366,428   $366,428  $559,458
 35     10000.00  $948,362      0   $679,042    $679,042   $726,575      ##        ##         ##    $487,759   $487,759  $559,458

## ADDITIONAL OUTLAYS REQUIRED TO MAINTAIN REQUESTED BENEFITS.

THE PREMIUM MODE ASSUMED IN THIS ILLUSTRATION IS ANNUAL.

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING VARIABLE INVESTMENT OPTIONS COULD AFFECT THE POLICY VALUES AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
  PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                         PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                                             DATE       PAGE   OF

                       PACIFIC SELECT CHOICE (FORM 93-55)
                       VARIABLE UNIVERSAL LIFE INSURANCE

CLIENT                           PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 40    PRESENTED BY SAMPLE AGENT
                                 THIS VERSION OF PACIFIC SELECT CHOICE IS NOT
                                 AVAILABLE FOR NEW SALES

ALL VALUES EXCEPT PREMIUMS, LOANS, LOAN INTEREST AND WITHDRAWALS ARE VALUES AT THE END OF THE POLICY YEAR. THE 'NET SURRENDER VALUE' IS EQUAL TO THE ACCUMULATED VALUE, DECREASED BY ANY POLICY DEBT AND ANY SURRENDER CHARGES AND INCREASED BY ANY REFUND THAT MIGHT APPLY DURING THE FIRST TWO YEARS FOLLOWING THE DATE THE POLICY IS ISSUED. THE 'NET DEATH BENEFIT' IS THE POLICY DEATH BENEFIT LESS ANY POLICY DEBT. THE 'NET LOANS AND WITHDRAWALS' SHOWN ABOVE DOES NOT INCLUDE ANY LOANS TAKEN TO PAY LOAN INTEREST.

ANY LOANS OR WITHDRAWALS ILLUSTRATED ARE BASED ON CURRENT POLICY CHARGE ASSUMPTIONS AND MIGHT NOT BE AVAILABLE UNDER GUARANTEED POLICY CHARGE ASSUMPTIONS.

THIS ILLUSTRATION SHOWS A POLICY LOAN. THE LOAN IS AUTOMATICALLY REPAID FROM THE GROSS DEATH BENEFIT AT THE DEATH OF THE INSURED, RESULTING IN THE ESTIMATED PAYMENT TO THE BENEFICIARY OF THE NET DEATH BENEFIT ILLUSTRATED. UPON LAPSE OR SURRENDER, THE LOAN IS AUTOMATICALLY REPAID, RESULTING IN THE ESTIMATED PAYMENT TO THE POLICYOWNER OF THE NET SURRENDER AMOUNT. THE AUTOMATIC REPAYMENT OF THE LOAN DURING A LAPSE OR SURRENDER WILL CAUSE THE RECOGNITION OF TAXABLE INCOME, TO THE EXTENT THAT THE NET SURRENDER VALUE PLUS THE AMOUNT OF THE REPAID LOAN EXCEEDS THE POLICY OWNER'S BASIS IN THE POLICY.

THE POLICY WILL LAPSE IF THE ACCUMULATED VALUE LESS POLICY DEBT IS INSUFFICIENT TO COVER THE CURRENT MONTHLY DEDUCTION ON ANY MONTHLY PAYMENT DATE, AND A GRACE PERIOD EXPIRES WITHOUT THE POLICY OWNER MAKING A SUFFICIENT PAYMENT. IF THE POLICY IS INSUFFICIENTLY FUNDED IN RELATION TO THE INCOME STREAM FROM THE POLICY, THE POLICY CAN LAPSE PREMATURELY AND RESULT IN A SIGNIFICANT INCOME TAX LIABILITY TO THE OWNER IN THE YEAR IN WHICH THE LAPSE OCCURS.

A POLICY OWNER SHOULD BE CAREFUL TO STRUCTURE A POLICY SO THAT THE POLICY WILL NOT LAPSE PREMATURELY UNDER VARIOUS MARKET SCENARIOS AS A RESULT OF WITHDRAWALS AND/OR LOANS TAKEN FROM THE POLICY. THE POLICY OWNER SHOULD ALSO REQUEST AT LEAST ANNUALLY A REVISED ILLUSTRATION THAT REFLECTS CURRENT POLICY VALUES TO ASSURE THAT THE POLICY IS SUFFICIENTLY FUNDED TO SUPPORT A DESIRED INCOME STREAM, IF ANY.

INITIAL GUIDELINE SINGLE PREMIUM:       $116,710.68
INITIAL GUIDELINE LEVEL PREMIUM:        $10,000.02
INITIAL SEC GUIDELINE LEVEL PREMIUM:    $8,846.17
INITIAL SEVEN PAY PREMIUM:              $26,605.33

THIS IS AN ILLUSTRATION AND NOT A CONTRACT. ALTHOUGH THE INFORMATION CONTAINED IN THIS ILLUSTRATION IS BASED ON CERTAIN TAX AND LEGAL ASSUMPTIONS, IT IS NOT INTENDED TO BE TAX OR LEGAL ADVICE. SUCH ADVICE SHOULD BE OBTAINED FROM APPLICANT'S OWN COUNSEL OR OTHER ADVISOR.

THIS ILLUSTRATION MUST BE PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE SEPARATE ACCOUNT AND THE FUND. READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING OR SENDING MONEY.

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING VARIABLE INVESTMENT OPTIONS COULD AFFECT THE POLICY VALUES AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
  PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                          PACIFIC LIFE INSURANCE COMPANY
                               SUMMARY PAGES

VERSION         TIME                                 DATE      PAGE    OF

                      PACIFIC SELECT CHOICE (FORM 93-55)
                      VARIABLE UNIVERSAL LIFE INSURANCE

CLIENT                           PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 40    PRESENTED BY SAMPLE AGENT
                                 THIS VERSION OF PACIFIC SELECT CHOICE IS NOT
                                 AVAILABLE FOR NEW SALES

                           ---ASSUMED TAX BRACKET---
                            START    END    AMOUNT
                            1        35     31.00

THE CURRENT POLICY CHARGES AND COST OF INSURANCE RATES ARE SUBJECT TO CHANGE. POLICY VALUES WILL VARY FROM THOSE ILLUSTRATED IF ACTUAL RATES DIFFER FROM THOSE ASSUMED. CURRENT COST OF INSURANCE RATES ARE NOT DEPENDENT UPON FUTURE IMPROVEMENTS IN UNDERLYING MORTALITY.

VALUES ILLUSTRATED UNDER THE GUARANTEED POLICY CHARGE COLUMNS ASSUME MAXIMUM COST OF INSURANCE RATES.

HYPOTHETICAL FUTURE VALUES ARE BASED ON CURRENT COST OF INSURANCE RATES AND HYPOTHETICAL GROSS EARNINGS RATE ASSUMPTIONS AS DESCRIBED BELOW.

THIS ILLUSTRATION ASSUMES THAT ALL PREMIUMS HAVE BEEN ALLOCATED TO THE VARIABLE ACCOUNTS. THE HYPOTHETICAL RATES OF RETURN AND VALUES SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. THE ILLUSTRATED POLICY VALUES MIGHT NOT BE ACHIEVED IF ACTUAL RATES OF RETURN, POLICY CHARGES, PREMIUM AMOUNT OR FREQUENCY DIFFER FROM THOSE ASSUMED. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE VARIABLE ACCOUNTS BY AN OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY PACIFIC LIFE, THE SEPARATE ACCOUNT, OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE AMOUNTS SHOWN FOR THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES IN THIS ILLUSTRATION REFLECT AN AVERAGE DAILY INVESTMENT ADVISORY FEE EQUIVALENT TO AN ANNUAL RATE OF 0.85% OF THE AGGREGATE AVERAGE DAILY NET ASSETS OF THE FUND. THE POLICY VALUES ALSO REFLECT NET OPERATING EXPENSES (AFTER ANY OFFSET FOR CUSTODIAN CREDITS AND EXCLUDING ANY FOREIGN TAXES) AT AN ANNUAL RATE OF 0.07% OF THE AGGREGATE AVERAGE DAILY NET ASSETS OF THE UNDERLYING PORTFOLIOS. THE TOTAL AGGREGATE ANNUALIZED EXPENSES FOR THE PERIODS ENDING DECEMBER 31, 2000 (INCLUDING INVESTMENT ADVISORY FEES AND EXCLUDING ANY FOREIGN TAXES) IS 0.92%.


   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING VARIABLE INVESTMENT OPTIONS COULD AFFECT THE POLICY VALUES AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
  PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.


                        PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                                              DATE      PAGE   OF

                      PACIFIC SELECT CHOICE (FORM 93-55)
                       VARIABLE UNIVERSAL LIFE INSURANCE

CLIENT                           PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 40    PRESENTED BY SAMPLE AGENT
                                 THIS VERSION OF PACIFIC SELECT CHOICE IS NOT
                                 AVAILABLE FOR NEW SALES

                             UNDERLYING PORTFOLIOS

                                    Investment
                                     Advisory       Operating
        Portfolio                       Fee         Expenses
        -----------------------------------------------------
        Aggressive Equity              0.80%         0.04%
        Aggressive Growth              1.00%         0.06%
        Blue Chip                      0.95%         0.06%
        Capital Opportunities          0.80%         0.06%
        Diversified Research           0.90%         0.08%
        Emerging Markets               1.10%         0.20%
        Equity                         0.65%         0.04%
        Equity Income                  0.95%         0.10%
        Equity Index                   0.25%         0.04%
        Financial Services             1.10%         0.10%
        Focused 30                     0.95%         0.10%
        Global Growth                  1.10%         0.19%
        Growth LT                      0.75%         0.04%
        Health Sciences                1.10%         0.10%
        High Yield Bond                0.60%         0.04%
        I-Net Tollkeeper               1.40%         0.06%
        Inflation Managed              0.60%         0.02%
        International Large-Cap        1.05%         0.12%
        International Value            0.85%         0.11%
        Large-Cap Core                 0.65%         0.04%
        Large-Cap Value                0.85%         0.05%
        Managed Bond                   0.60%         0.04%
        Mid-Cap Growth                 0.90%         0.06%
        Mid-Cap Value                  0.85%         0.03%
        Money Market                   0.34%         0.04%
        Multi-Strategy                 0.65%         0.04%
        REIT                           1.10%         0.04%
        Research                       1.00%         0.10%
        Small-Cap Equity               0.65%         0.04%
        Small-Cap Index                0.50%         0.10%
        Strategic Value                0.95%         0.10%
        Technology                     1.10%         0.08%
        Telecommunications             1.10%         0.08%

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING VARIABLE INVESTMENT OPTIONS COULD AFFECT THE POLICY VALUES AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
  PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                        PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION   TIME                                             DATE    PAGE   OF

                      PACIFIC SELECT CHOICE (FORM 93-55)
                       VARIABLE UNIVERSAL LIFE INSURANCE

CLIENT                           PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 40    PRESENTED BY SAMPLE AGENT
                                 THIS VERSION OF PACIFIC SELECT CHOICE IS NOT
                                 AVAILABLE FOR NEW SALES

THE INVESTMENT ADVISORY FEES AND NET OPERATING EXPENSES FOR THE UNDERLYING VARIABLE INVESTMENT OPTIONS REFLECT FEES AND EXPENSES INCURRED BY THE PORTFOLIOS FOR THE PERIODS ENDING DECEMBER 31, 2000. OPERATING EXPENSES FOR AGGRESSIVE GROWTH, BLUE CHIP, CAPITAL OPPORTUNITIES, EQUITY INCOME, FINANCIAL SERVICES, GLOBAL GROWTH, HEALTH SCIENCES, MID-CAP GROWTH, RESEARCH, TECHNOLOGY, AND TELECOMMUNICATIONS ARE ESTIMATED. THE INFLATION MANAGED PORTFOLIO WAS FORMERLY CALLED THE GOVERNMENT SECURITIES PORTFOLIO. THE LARGE-CAP CORE PORTFOLIO WAS FORMERLY CALLED THE EQUITY INCOME PORTFOLIO. ALTHOUGH SOME PORTFOLIOS MAY HAVE NAMES OR INVESTMENT OBJECTIVES THAT RESEMBLE RETAIL MUTUAL FUNDS MANAGED BY THE PORTFOLIO MANAGER, THESE PORTFOLIOS WILL NOT HAVE THE SAME UNDERLYING HOLDINGS OR PERFORMANCE. PLEASE NOTE: NET PREMIUMS AND POLICY ACCUMULATED VALUE MAY BE INVESTED IN UP TO TWENTY (20) INVESTMENT OPTIONS AT ONE TIME.

THE HYPOTHETICAL GROSS ANNUAL EARNINGS RATE ASSUMPTION IS AFTER BROKERAGE EXPENSES AND ANY FOREIGN TAXES. A PORTFOLIO'S FOREIGN INVESTMENTS MAY BE SUBJECT TO FOREIGN TAXES. FOREIGN TAXES FROM INTEREST AND DIVIDEND INCOME ARE TREATED AS A DEDUCTION FROM RELEVANT INCOME FOR ACCOUNTING PURPOSES RATHER THAN AS AN EXPENSE.

THE AMOUNTS SHOWN FOR THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES REFLECT THE FACT THAT THE NET INVESTMENT RETURN ON THE VARIABLE ACCOUNTS IS LOWER THAN THE GROSS RETURN ON THE ASSETS AS A RESULT OF CHARGES LEVIED AGAINST THE ACCOUNTS.

AFTER DEDUCTION OF THESE AMOUNTS, HYPOTHETICAL ILLUSTRATED GROSS ANNUAL INVESTMENT RETURNS OF 0.00% AND 6.00% CORRESPOND TO APPROXIMATE NET ANNUAL RATES OF RETURN OF -0.92% AND 5.02% RESPECTIVELY.

NO CHARGE IS CURRENTLY IMPOSED UPON A TRANSFER OF ACCUMULATED VALUE BETWEEN ACCOUNTS. HOWEVER, PACIFIC LIFE MAY ASSESS SUCH A CHARGE AT A FUTURE DATE.
A CHARGE OF $100 WILL BE DEDUCTED FROM THE ACCUMULATED VALUE ON THE EFFECTIVE DATE OF ANY CHANGE FROM THE LEVEL DEATH BENEFIT OPTION (OPTION A) TO THE INCREASING DEATH BENEFIT OPTION (OPTION B).

INTEREST IS CHARGED ON POLICY LOANS AT AN EFFECTIVE ANNUAL RATE OF 4.75% FROM YEARS 1 - 10, AND 4.25% AFTER YEAR 10. INTEREST IS CREDITED TO THE PORTION OF THE ACCUMULATED VALUE SECURING THE POLICY LOAN AT AN EFFECTIVE ANNUAL RATE OF 4.00%. POLICY LOANS AND/OR WITHDRAWALS MAY HAVE AN ADVERSE EFFECT ON THE POLICY OWNER'S BENEFITS.

                           ---DEATH BENEFIT OPTION---
                            START    END    OPTION
                            1        35     LEVEL


                         ---BASE POLICY FACE AMOUNT---
                            START    END    AMOUNT
                            1        35     559,458

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING VARIABLE INVESTMENT OPTIONS COULD AFFECT THE POLICY VALUES AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
  PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                         PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                                             DATE      PAGE   OF

                      PACIFIC SELECT CHOICE (FORM 93-55)
                       VARIABLE UNIVERSAL LIFE INSURANCE

CLIENT                           PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 40    PRESENTED BY SAMPLE AGENT
                                 THIS VERSION OF PACIFIC SELECT CHOICE IS NOT
                                 AVAILABLE FOR NEW SALES

WHEN THE DEATH BENEFIT IS GREATER THAN THE FACE AMOUNT DUE TO ACCUMULATED VALUE GROWTH, PAYMENT OF ADDITIONAL PREMIUM WILL BE SUBJECT TO APPROVAL.

UNDER CURRENT FEDERAL TAX LAW, THIS POLICY WILL QUALIFY AS LIFE INSURANCE ONLY IF THE SUM OF PREMIUMS PAID AT ANY TIME DOES NOT EXCEED THE GREATER OF THE GUIDELINE SINGLE PREMIUM OR THE SUM OF THE GUIDELINE LEVEL PREMIUMS AT SUCH TIME. THE GUIDELINE PREMIUMS WILL CHANGE WHENEVER THERE IS A CHANGE IN THE FACE AMOUNT OF INSURANCE OR IN OTHER POLICY BENEFITS

BASED ON OUR UNDERSTANDING OF THE INTERNAL REVENUE CODE AND THE ASSUMPTIONS IN THIS ILLUSTRATION, THIS POLICY WOULD NOT BECOME A MODIFIED ENDOWMENT CONTRACT
(MEC). THE FEDERAL INCOME TAX CONSEQUENCES OF A MEC CAN BE SIGNIFICANT. CONSULT YOUR TAX ADVISOR FOR FURTHER DETAILS.

ALL VALUES ASSUME PREMIUMS AND LOAN INTEREST ARE PAID WHEN DUE. IF A PAYMENT IS RECEIVED WITHOUT BEING DESIGNATED AS A PREMIUM PAYMENT OR LOAN PAYMENT, AND THERE IS AN OUTSTANDING LOAN, THE PAYMENT WILL BE APPLIED AS A LOAN PAYMENT.

THIS ILLUSTRATION WAS PREPARED FOR PRESENTATION IN THE STATE OF CALIFORNIA.


PACIFIC SELECT CHOICE IS DISTRIBUTED BY
Pacific Select Distributors, Inc.,
MEMBER NASD & SIPC, A SUBSIDIARY OF PACIFIC LIFE INSURANCE COMPANY

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING VARIABLE INVESTMENT OPTIONS COULD AFFECT THE POLICY VALUES AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
  PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                        PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                                             DATE       PAGE   OF

                      PACIFIC SELECT CHOICE (FORM 93-55)
                       VARIABLE UNIVERSAL LIFE INSURANCE

CLIENT                           PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 40    PRESENTED BY SAMPLE AGENT
                                 THIS VERSION OF PACIFIC SELECT CHOICE IS NOT
                                 AVAILABLE FOR NEW SALES

                                 SUMMARY PAGE

                               ---CURRENT POLICY CHARGES---     -----------------GUARANTEED POLICY CHARGES------------------

                               ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
                               ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
                               -----12.00% (10.97% NET)----      ----0.00% (-0.92% NET)----      ----12.00% (10.97% NET)----

                              [NET
                              LOANS       NET       NET                   NET      NET                NET         NET
                  PREMIUMS  AND WITH-   ACCUM'D    SURR'R      DEATH    ACCUM'D   SURR'R   DEATH    ACCUM'D     SURR'R      DEATH
      ANNUALIZED  PLUS 5%    DRAWALS    VALUE      VALUE      BENEFIT    VALUE    VALUE   BENEFIT    VALUE       VALUE     BENEFIT
YEAR   PREMIUM    INTEREST    (BOY)]    (EOY)      (EOY)       (EOY)     (EOY)    (EOY)    (EOY)     (EOY)       (EOY)      (EOY)
====  ==========  ======== ==========  =======     ======     =======   =======   ======  =======   =======     ======     =======
  1     10000.00   $10,500     0         $6,041     $4,083   $559,458   $5,196   $3,238  $559,458     $5,930      $3,972   $559,458
  2     10000.00   $21,525     0        $13,000    $12,296   $559,458  $10,353   $9,649  $559,458    $12,516     $11,812   $559,458
  3     10000.00   $33,101     0        $21,481    $19,523   $559,458  $16,025  $14,067  $559,458    $20,456     $18,498   $559,458
  4     10000.00   $45,256     0        $32,332    $30,374   $559,458  $22,801  $20,843  $559,458    $30,565     $28,607   $559,458
  5     10000.00   $58,019     0        $44,299    $42,341   $559,458  $29,324  $27,366  $559,458    $41,567     $39,609   $559,458
  6     10000.00   $71,420     0        $57,449    $55,883   $559,458  $35,578  $34,011  $559,458    $53,542     $51,976   $559,458
  7     10000.00   $85,491     0        $71,905    $70,730   $559,458  $41,567  $40,392  $559,458    $66,599     $65,424   $559,458
  8     10000.00  $100,266     0       $$87,819    $87,035   $559,458  $47,283  $46,499  $559,458    $80,848     $80,064   $559,458
  9     10000.00  $115,779     0       $105,374   $104,981   $559,458  $52,757  $52,365  $559,458    $96,456     $96,063   $559,458
 10     10000.00  $132,068     0       $124,905   $124,905   $559,458  $58,102  $58,102  $559,458   $113,706    $113,706   $559,458
 15     10000.00  $226,575     0       $262,807   $262,807   $559,458  $81,493  $81,493  $559,458   $233,738    $233,738   $559,458
 20     10000.00  $347,192     0       $493,406   $493,406   $661,164  $94,007  $94,007  $559,458   $434,467    $434,467   $582,186
 25     10000.00  $501,134     0       $885,588   $885,588 $1,080,417  $91,873  $91,873  $559,458   $777,589    $777,589   $948,658
 30     10000.00  $697,607     0     $1,538,155 $1,538,155 $1,784,260  $61,751  $61,751  $559,458 $1,337,860  $1,337,860 $1,551,917
 35     10000.00  $948,362     0     $2,630,206 $2,630,206 $2,814,320     ##       ##        ##   $2,259,848  $2,259,848 $2,418,038

## ADDITIONAL OUTLAYS REQUIRED TO MAINTAIN REQUESTED BENEFITS.

THE PREMIUM MODE ASSUMED IN THIS ILLUSTRATION IS ANNUAL.


   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING VARIABLE INVESTMENT OPTIONS COULD AFFECT THE POLICY VALUES AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
  PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.


                         PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                                             DATE       PAGE   OF

                      PACIFIC SELECT CHOICE (FORM 93-55)
                      VARIABLE UNIVERSAL LIFE INSURANCE

CLIENT                           PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 40    PRESENTED BY SAMPLE AGENT
                                 THIS VERSION OF PACIFIC SELECT CHOICE IS NOT
                                 AVAILABLE FOR NEW SALES


ALL VALUES EXCEPT PREMIUMS, LOANS, LOAN INTEREST AND WITHDRAWALS ARE VALUES AT THE END OF THE POLICY YEAR. THE 'NET SURRENDER VALUE' IS EQUAL TO THE ACCUMULATED VALUE, DECREASED BY ANY POLICY DEBT AND ANY SURRENDER CHARGES AND INCREASED BY ANY REFUND THAT MIGHT APPLY DURING THE FIRST TWO YEARS FOLLOWING THE DATE THE POLICY IS ISSUED. THE 'NET DEATH BENEFIT' IS THE POLICY DEATH BENEFIT LESS ANY POLICY DEBT. THE 'NET LOANS AND WITHDRAWALS' SHOWN ABOVE DOES NOT INCLUDE ANY LOANS TAKEN TO PAY LOAN INTEREST.

ANY LOANS OR WITHDRAWALS ILLUSTRATED ARE BASED ON CURRENT POLICY CHARGE ASSUMPTIONS AND MIGHT NOT BE AVAILABLE UNDER GUARANTEED POLICY CHARGE ASSUMPTIONS.

THIS ILLUSTRATION SHOWS A POLICY LOAN. THE LOAN IS AUTOMATICALLY REPAID FROM THE GROSS DEATH BENEFIT AT THE DEATH OF THE INSURED, RESULTING IN THE ESTIMATED PAYMENT TO THE BENEFICIARY OF THE NET DEATH BENEFIT ILLUSTRATED. UPON LAPSE OR SURRENDER, THE LOAN IS AUTOMATICALLY REPAID, RESULTING IN THE ESTIMATED PAYMENT TO THE POLICYOWNER OF THE NET SURRENDER AMOUNT. THE AUTOMATIC REPAYMENT OF THE LOAN DURING A LAPSE OR SURRENDER WILL CAUSE THE RECOGNITION OF TAXABLE INCOME, TO THE EXTENT THAT THE NET SURRENDER VALUE PLUS THE AMOUNT OF THE REPAID LOAN EXCEEDS THE POLICY OWNER'S BASIS IN THE POLICY.

THE POLICY WILL LAPSE IF THE ACCUMULATED VALUE LESS POLICY DEBT IS INSUFFICIENT TO COVER THE CURRENT MONTHLY DEDUCTION ON ANY MONTHLY PAYMENT DATE, AND A GRACE PERIOD EXPIRES WITHOUT THE POLICY OWNER MAKING A SUFFICIENT PAYMENT. IF THE POLICY IS INSUFFICIENTLY FUNDED IN RELATION TO THE INCOME STREAM FROM THE POLICY, THE POLICY CAN LAPSE PREMATURELY AND RESULT IN A SIGNIFICANT INCOME TAX LIABILITY TO THE OWNER IN THE YEAR IN WHICH THE LAPSE OCCURS.

A POLICY OWNER SHOULD BE CAREFUL TO STRUCTURE A POLICY SO THAT THE POLICY WILL NOT LAPSE PREMATURELY UNDER VARIOUS MARKET SCENARIOS AS A RESULT OF WITHDRAWALS AND/OR LOANS TAKEN FROM THE POLICY. THE POLICY OWNER SHOULD ALSO REQUEST AT LEAST ANNUALLY A REVISED ILLUSTRATION THAT REFLECTS CURRENT POLICY VALUES TO ASSURE THAT THE POLICY IS SUFFICIENTLY FUNDED TO SUPPORT A DESIRED INCOME STREAM, IF ANY.

INITIAL GUIDELINE SINGLE PREMIUM:       $116,710.68
INITIAL GUIDELINE LEVEL PREMIUM:        $10,000.02
INITIAL SEC GUIDELINE LEVEL PREMIUM:    $8,846.17
INITIAL SEVEN PAY PREMIUM:              $26,605.33

THIS IS AN ILLUSTRATION AND NOT A CONTRACT. ALTHOUGH THE INFORMATION CONTAINED IN THIS ILLUSTRATION IS BASED ON CERTAIN TAX AND LEGAL ASSUMPTIONS, IT IS NOT INTENDED TO BE TAX OR LEGAL ADVICE. SUCH ADVICE SHOULD BE OBTAINED FROM APPLICANT'S OWN COUNSEL OR OTHER ADVISOR.

THIS ILLUSTRATION MUST BE PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE SEPARATE ACCOUNT AND THE FUND. READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING OR SENDING MONEY.

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING VARIABLE INVESTMENT OPTIONS COULD AFFECT THE POLICY VALUES AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
  PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                          PACIFIC LIFE INSURANCE COMPANY
                               SUMMARY PAGES

VERSION         TIME                                  DATE      PAGE    OF

                      PACIFIC SELECT CHOICE (FORM 93-55)
                       VARIABLE UNIVERSAL LIFE INSURANCE

CLIENT                           PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 40    PRESENTED BY SAMPLE AGENT
                                 THIS VERSION OF PACIFIC SELECT CHOICE IS NOT
                                 AVAILABLE FOR NEW SALES


                           ---ASSUMED TAX BRACKET---
                            START    END    AMOUNT
                            1        35     31.00

THE CURRENT POLICY CHARGES AND COST OF INSURANCE RATES ARE SUBJECT TO CHANGE. POLICY VALUES WILL VARY FROM THOSE ILLUSTRATED IF ACTUAL RATES DIFFER FROM THOSE ASSUMED. CURRENT COST OF INSURANCE RATES ARE NOT DEPENDENT UPON FUTURE IMPROVEMENTS IN UNDERLYING MORTALITY.

VALUES ILLUSTRATED UNDER THE GUARANTEED POLICY CHARGE COLUMNS ASSUME MAXIMUM COST OF INSURANCE RATES.

HYPOTHETICAL FUTURE VALUES ARE BASED ON CURRENT COST OF INSURANCE RATES AND HYPOTHETICAL GROSS EARNINGS RATE ASSUMPTIONS AS DESCRIBED BELOW.

THIS ILLUSTRATION ASSUMES THAT ALL PREMIUMS HAVE BEEN ALLOCATED TO THE VARIABLE ACCOUNTS. THE HYPOTHETICAL RATES OF RETURN AND VALUES SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. THE ILLUSTRATED POLICY VALUES MIGHT NOT BE ACHIEVED IF ACTUAL RATES OF RETURN, POLICY CHARGES, PREMIUM AMOUNT OR FREQUENCY DIFFER FROM THOSE ASSUMED. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE VARIABLE ACCOUNTS BY AN OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY PACIFIC LIFE, THE SEPARATE ACCOUNT, OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE AMOUNTS SHOWN FOR THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES IN THIS ILLUSTRATION REFLECT AN AVERAGE DAILY INVESTMENT ADVISORY FEE EQUIVALENT TO AN ANNUAL RATE OF 0.85% OF THE AGGREGATE AVERAGE DAILY NET ASSETS OF THE FUND. THE POLICY VALUES ALSO REFLECT NET OPERATING EXPENSES (AFTER ANY OFFSET FOR CUSTODIAN CREDITS AND EXCLUDING ANY FOREIGN TAXES) AT AN ANNUAL RATE OF 0.07% OF THE AGGREGATE AVERAGE DAILY NET ASSETS OF THE UNDERLYING PORTFOLIOS. THE TOTAL AGGREGATE ANNUALIZED EXPENSES FOR THE PERIODS ENDING DECEMBER 31, 2000 (INCLUDING INVESTMENT ADVISORY FEES AND EXCLUDING ANY FOREIGN TAXES) IS 0.92%.


   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING VARIABLE INVESTMENT OPTIONS COULD AFFECT THE POLICY VALUES AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
  PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                        PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                                            DATE      PAGE   OF

                      PACIFIC SELECT CHOICE (FORM 93-55)
                       VARIABLE UNIVERSAL LIFE INSURANCE

CLIENT                           PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 40    PRESENTED BY SAMPLE AGENT
                                 THIS VERSION OF PACIFIC SELECT CHOICE IS NOT
                                 AVAILABLE FOR NEW SALES


                             UNDERLYING PORTFOLIOS

                                    Investment
                                     Advisory       Operating
        Portfolio                       Fee         Expenses
        ----------------------------------------------------
        Aggressive Equity              0.80%         0.04%
        Aggressive Growth              1.00%         0.06%
        Blue Chip                      0.95%         0.06%
        Capital Opportunities          0.80%         0.06%
        Diversified Research           0.90%         0.08%
        Emerging Markets               1.10%         0.20%
        Equity                         0.65%         0.04%
        Equity Income                  0.95%         0.10%
        Equity Index                   0.25%         0.04%
        Financial Services             1.10%         0.10%
        Focused 30                     0.95%         0.10%
        Global Growth                  1.10%         0.19%
        Growth LT                      0.75%         0.04%
        Health Sciences                1.10%         0.10%
        High Yield Bond                0.60%         0.04%
        I-Net Tollkeeper               1.40%         0.06%
        Inflation Managed              0.60%         0.02%
        International Large-Cap        1.05%         0.12%
        International Value            0.85%         0.11%
        Large-Cap Core                 0.65%         0.04%
        Large-Cap Value                0.85%         0.05%
        Managed Bond                   0.60%         0.04%
        Mid-Cap Growth                 0.90%         0.06%
        Mid-Cap Value                  0.85%         0.03%
        Money Market                   0.34%         0.04%
        Multi-Strategy                 0.65%         0.04%
        REIT                           1.10%         0.04%
        Research                       1.00%         0.10%
        Small-Cap Equity               0.65%         0.04%
        Small-Cap Index                0.50%         0.10%
        Strategic Value                0.95%         0.10%
        Technology                     1.10%         0.08%
        Telecommunications             1.10%         0.08%

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING VARIABLE INVESTMENT OPTIONS COULD AFFECT THE POLICY VALUES AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
  PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                        PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION   TIME                                          DATE    PAGE   OF

                      PACIFIC SELECT CHOICE (FORM 93-55)
                       VARIABLE UNIVERSAL LIFE INSURANCE

CLIENT                             PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 40      PRESENTED BY SAMPLE AGENT
                                   THIS VERSION OF PACIFIC SELECT CHOICE IS NOT
                                   AVAILABLE FOR NEW SALES

THE INVESTMENT ADVISORY FEES AND NET OPERATING EXPENSES FOR THE UNDERLYING VARIABLE INVESTMENT OPTIONS REFLECT FEES AND EXPENSES INCURRED BY THE PORTFOLIOS FOR THE PERIODS ENDING DECEMBER 31, 2000. OPERATING EXPENSES FOR AGGRESSIVE GROWTH, BLUE CHIP, CAPITAL OPPORTUNITIES, EQUITY INCOME, FINANCIAL SERVICES, GLOBAL GROWTH, HEALTH SCIENCES, MID-CAP GROWTH, RESEARCH, TECHNOLOGY, AND TELECOMMUNICATIONS ARE ESTIMATED. THE INFLATION MANAGED PORTFOLIO WAS FORMERLY CALLED THE GOVERNMENT SECURITIES PORTFOLIO. THE LARGE-CORE PORTFOLIO WAS FORMERLY CALLED THE EQUITY INCOME PORTFOLIO. ALTHOUGH SOME PORTFOLIOS MAY HAVE NAMES OR INVESTMENT OBJECTIVES THAT RESEMBLE RETAIL MUTUAL FUNDS MANAGED BY THE PORTFOLIO MANAGER, THESE PORTFOLIOS WILL NOT HAVE THE SAME UNDERLYING HOLDINGS OR PERFORMANCE. PLEASE NOTE: NET PREMIUMS AND POLICY ACCUMULATED VALUE MAY BE INVESTED IN UP TO TWENTY (20) INVESTMENT OPTIONS AT ONE TIME.

THE HYPOTHETICAL GROSS ANNUAL EARNINGS RATE ASSUMPTION IS AFTER BROKERAGE EXPENSES AND ANY FOREIGN TAXES. A PORTFOLIO'S FOREIGN INVESTMENTS MAY BE SUBJECT TO FOREIGN TAXES. FOREIGN TAXES FROM INTEREST AND DIVIDEND INCOME ARE TREATED AS A DEDUCTION FROM RELEVANT INCOME FOR ACCOUNTING PURPOSES RATHER THAN AS AN EXPENSE.

THE AMOUNTS SHOWN FOR THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES REFLECT THE FACT THAT THE NET INVESTMENT RETURN ON THE VARIABLE ACCOUNTS IS LOWER THAN THE GROSS RETURN ON THE ASSETS AS A RESULT OF CHARGES LEVIED AGAINST THE ACCOUNTS.

AFTER DEDUCTION OF THESE AMOUNTS, HYPOTHETICAL ILLUSTRATED GROSS ANNUAL INVESTMENT RETURNS OF 0.00% AND 12.00% CORRESPOND TO APPROXIMATE NET ANNUAL RATES OF RETURN OF -0.92% AND 10.97% RESPECTIVELY.

NO CHARGE IS CURRENTLY IMPOSED UPON A TRANSFER OF ACCUMULATED VALUE BETWEEN ACCOUNTS. HOWEVER, PACIFIC LIFE MAY ASSESS SUCH A CHARGE AT A FUTURE DATE. A CHARGE OF $100 WILL BE DEDUCTED FROM THE ACCUMULATED VALUE ON THE EFFECTIVE DATE OF ANY CHANGE FROM THE LEVEL DEATH BENEFIT OPTION (OPTION A) TO THE INCREASING DEATH BENEFIT OPTION (OPTION B).

INTEREST IS CHARGED ON POLICY LOANS AT AN EFFECTIVE ANNUAL RATE OF 4.75% FROM YEARS 1 - 10, AND 4.25% AFTER YEAR 10. INTEREST IS CREDITED TO THE PORTION OF THE ACCUMULATED VALUE SECURING THE POLICY LOAN AT AN EFFECTIVE ANNUAL RATE OF 4.00%. POLICY LOANS AND/OR WITHDRAWALS MAY HAVE AN ADVERSE EFFECT ON THE POLICY OWNER'S BENEFITS.

                           ---DEATH BENEFIT OPTION---
                            START    END    OPTION
                            1        35     LEVEL


                         ---BASE POLICY FACE AMOUNT---
                            START    END    AMOUNT
                            1        35     559,458

WHEN THE DEATH BENEFIT IS GREATER THAN THE FACE AMOUNT DUE TO ACCUMULATED VALUE GROWTH, PAYMENT OF ADDITIONAL PREMIUM WILL BE SUBJECT TO APPROVAL.

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING VARIABLE INVESTMENT OPTIONS COULD AFFECT THE POLICY VALUES AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
  PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                         PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                                             DATE      PAGE   OF

                      PACIFIC SELECT CHOICE (FORM 93-55)
                       VARIABLE UNIVERSAL LIFE INSURANCE

CLIENT                               PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 40        PRESENTED BY SAMPLE AGENT
                                     THIS VERSION OF PACIFIC SELECT CHOICE IS
                                     NOT AVAILABLE FOR NEW SALES

UNDER CURRENT FEDERAL TAX LAW, THIS POLICY WILL QUALIFY AS LIFE INSURANCE ONLY IF THE SUM OF PREMIUMS PAID AT ANY TIME DOES NOT EXCEED THE GREATER OF THE GUIDELINE SINGLE PREMIUM OR THE SUM OF THE GUIDELINE LEVEL PREMIUMS AT SUCH TIME. THE GUIDELINE PREMIUMS WILL CHANGE WHENEVER THERE IS A CHANGE IN THE FACE AMOUNT OF INSURANCE OR IN OTHER POLICY BENEFITS

BASED ON OUR UNDERSTANDING OF THE INTERNAL REVENUE CODE AND THE ASSUMPTIONS IN THIS ILLUSTRATION, THIS POLICY WOULD NOT BECOME A MODIFIED ENDOWMENT CONTRACT
(MEC). THE FEDERAL INCOME TAX CONSEQUENCES OF A MEC CAN BE SIGNIFICANT. CONSULT YOUR TAX ADVISOR FOR FURTHER DETAILS.

ALL VALUES ASSUME PREMIUMS AND LOAN INTEREST ARE PAID WHEN DUE. IF A PAYMENT IS RECEIVED WITHOUT BEING DESIGNATED AS A PREMIUM PAYMENT OR LOAN PAYMENT, AND THERE IS AN OUTSTANDING LOAN, THE PAYMENT WILL BE APPLIED AS A LOAN PAYMENT.

THIS ILLUSTRATION WAS PREPARED FOR PRESENTATION IN THE STATE OF CALIFORNIA.


PACIFIC SELECT CHOICE IS DISTRIBUTED BY
Pacific Select Distributors, Inc.,
MEMBER NASD & SIPC, A SUBSIDIARY OF PACIFIC LIFE INSURANCE COMPANY

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING VARIABLE INVESTMENT OPTIONS COULD AFFECT THE POLICY VALUES AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
  PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                        PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                                            DATE       PAGE   OF

                      PACIFIC SELECT CHOICE (FORM 93-55)
                       VARIABLE UNIVERSAL LIFE INSURANCE

CLIENT                           PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 40    PRESENTED BY SAMPLE AGENT
                                 THIS VERSION OF PACIFIC SELECT CHOICE IS NOT
                                 AVAILABLE FOR NEW SALES


                                 SUMMARY PAGE

                    ---CURRENT POLICY CHARGES---  -----------------GUARANTEED POLICY CHARGES---------------

                    ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
                    ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
                    ----6.00% (5.25% NET)------   -----0.00% (-0.71% NET)----   ----6.00% (5.25% NET)------

                             [NET
                             LOANS                NET       NET                NET       NET                NET      NET
                PREMIUMS   AND WITH-   ACCUM'D   SURR'R    DEATH     ACCUM'D  SURR'R    DEATH    ACCUM'D  SURR'R    DEATH
     ANNUALIZED PLUS 5%     DRAWALS    VALUE      VALUE    BENEFIT    VALUE   VALUE    BENEFIT    VALUE    VALUE   BENEFIT
YEAR  PREMIUM   INTEREST    (BOY)]     (EOY)      (EOY)     (EOY)     (EOY)   (EOY)     (EOY)     (EOY)    (EOY)    (EOY)
==== ========== =========  =========  ========= ========= ========= ======== ======== ========= ======== ======== =========
  1    10000.00  $10,500      0         5,684     3,726   559,458    5,209    3,251   559,458     5,576     3,618   559,458
  2    10000.00  $21,525      0        11,917    11,212   559,458   10,390    9,686   559,458    11,452    10,748   559,458
  3    10000.00  $33,101      0        19,199    17,241   559,458   16,097   14,139   559,458    18,235    16,277   559,458
  4    10000.00  $45,256      0        28,234    26,276   559,458   22,923   20,965   559,458    26,604    24,646   559,458
  5    10000.00  $58,019      0        37,679    35,721   559,458   29,509   27,551   559,458    35,209    33,251   559,458
  6    10000.00  $71,420      0        47,508    45,942   559,458   35,839   34,273   559,458    44,045    42,478   559,458
  7    10000.00  $85,491      0        57,734    56,559   559,458   41,916   40,741   559,458    53,125    51,949   559,458
  8    10000.00 $100,266      0        68,391    67,607   559,458   47,732   46,949   559,458    62,453    61,669   559,458
  9    10000.00 $115,779      0        79,526    79,133   559,458   53,318   52,925   559,458    72,075    71,682   559,458
 10    10000.00 $132,068      0        91,314    91,314   559,458   58,785   58,785   559,458    82,127    82,127   559,458
 15    10000.00 $226,575      0       161,401   161,401   559,458   82,963   82,963   559,458   139,478   139,478   559,458
 20    10000.00 $347,192      0       248,264   248,264   559,458   96,496   96,496   559,458   205,691   205,691   559,458
 25    10000.00 $501,134      0       362,710   362,710   559,458   95,605   95,605   559,458   286,922   286,922   559,458
 30    10000.00 $697,607      0       514,681   514,681   597,030   66,907   66,907   559,458   387,753   387,753   559,458
 35    10000.00 $948,362      0       714,131   714,131   764,120       ##       ##        ##   528,823   528,823   565,840

## ADDITIONAL OUTLAYS REQUIRED TO MAINTAIN REQUESTED BENEFITS.

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING VARIABLE INVESTMENT OPTIONS COULD AFFECT THE POLICY VALUES AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
  PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.


                         PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                                            DATE       PAGE   OF

                      PACIFIC SELECT CHOICE (FORM 93-55)
                       VARIABLE UNIVERSAL LIFE INSURANCE
CLIENT                                   PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 40            PRESENTED BY SAMPLE AGENT
                                         THIS VERSION OF PACIFIC SELECT CHOICE
                                         IS NOT AVAILABLE FOR NEW SALES

ALL VALUES EXCEPT PREMIUMS, LOANS, LOAN INTEREST AND WITHDRAWALS ARE VALUES AT THE END OF THE POLICY YEAR. THE 'NET SURRENDER VALUE' IS EQUAL TO THE ACCUMULATED VALUE, DECREASED BY ANY POLICY DEBT AND ANY SURRENDER CHARGES AND INCREASED BY ANY REFUND THAT MIGHT APPLY DURING THE FIRST TWO YEARS FOLLOWING THE DATE THE POLICY IS ISSUED. THE 'NET DEATH BENEFIT' IS THE POLICY DEATH BENEFIT LESS ANY POLICY DEBT. THE 'NET LOANS AND WITHDRAWALS' SHOWN ABOVE DOES NOT INCLUDE ANY LOANS TAKEN TO PAY LOAN INTEREST.

THE PREMIUM MODE ASSUMED IN THIS ILLUSTRATION IS ANNUAL.

ANY LOANS OR WITHDRAWALS ILLUSTRATED ARE BASED ON CURRENT POLICY CHARGE ASSUMPTIONS AND MIGHT NOT BE AVAILABLE UNDER GUARANTEED POLICY CHARGE ASSUMPTIONS.

THIS ILLUSTRATION SHOWS A POLICY LOAN. THE LOAN IS AUTOMATICALLY REPAID FROM THE GROSS DEATH BENEFIT AT THE DEATH OF THE INSURED, RESULTING IN THE ESTIMATED PAYMENT TO THE BENEFICIARY OF THE NET DEATH BENEFIT ILLUSTRATED. UPON LAPSE OR SURRENDER, THE LOAN IS AUTOMATICALLY REPAID, RESULTING IN THE ESTIMATED PAYMENT TO THE POLICYOWNER OF THE NET SURRENDER AMOUNT. THE AUTOMATIC REPAYMENT OF THE LOAN DURING A LAPSE OR SURRENDER WILL CAUSE THE RECOGNITION OF TAXABLE INCOME, TO THE EXTENT THAT THE NET SURRENDER VALUE PLUS THE AMOUNT OF THE REPAID LOAN EXCEEDS THE POLICY OWNER'S BASIS IN THE POLICY.

THE POLICY WILL LAPSE IF THE ACCUMULATED VALUE LESS POLICY DEBT IS INSUFFICIENT TO COVER THE CURRENT MONTHLY DEDUCTION ON ANY MONTHLY PAYMENT DATE, AND A GRACE PERIOD EXPIRES WITHOUT THE POLICY OWNER MAKING A SUFFICIENT PAYMENT. IF THE POLICY IS INSUFFICIENTLY FUNDED IN RELATION TO THE INCOME STREAM FROM THE POLICY, THE POLICY CAN LAPSE PREMATURELY AND RESULT IN A SIGNIFICANT INCOME TAX LIABILITY TO THE OWNER IN THE YEAR IN WHICH THE LAPSE OCCURS.

A POLICY OWNER SHOULD BE CAREFUL TO STRUCTURE A POLICY SO THAT THE POLICY WILL NOT LAPSE PREMATURELY UNDER VARIOUS MARKET SCENARIOS AS A RESULT OF WITHDRAWALS AND/OR LOANS TAKEN FROM THE POLICY. THE POLICY OWNER SHOULD ALSO REQUEST AT LEAST ANNUALLY A REVISED ILLUSTRATION THAT REFLECTS CURRENT POLICY VALUES TO ASSURE THAT THE POLICY IS SUFFICIENTLY FUNDED TO SUPPORT A DESIRED INCOME STREAM, IF ANY.

INITIAL GUIDELINE SINGLE PREMIUM:       $116,710.68
INITIAL GUIDELINE LEVEL PREMIUM:        $10,000.02
INITIAL SEC GUIDELINE LEVEL PREMIUM:    $8,846.17
INITIAL SEVEN PAY PREMIUM:              $26,605.33

THIS IS AN ILLUSTRATION AND NOT A CONTRACT. ALTHOUGH THE INFORMATION CONTAINED IN THIS ILLUSTRATION IS BASED ON CERTAIN TAX AND LEGAL ASSUMPTIONS, IT IS NOT INTENDED TO BE TAX OR LEGAL ADVICE. SUCH ADVICE SHOULD BE OBTAINED FROM APPLICANT'S OWN COUNSEL OR OTHER ADVISOR.

THIS ILLUSTRATION MUST BE PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE SEPARATE ACCOUNT AND THE FUND. READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING OR SENDING MONEY.

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING VARIABLE INVESTMENT OPTIONS COULD AFFECT THE POLICY VALUES AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
  PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                          PACIFIC LIFE INSURANCE COMPANY
                               SUMMARY PAGES

VERSION         TIME                                  DATE      PAGE    OF

                      PACIFIC SELECT CHOICE (FORM 93-55)
                       VARIABLE UNIVERSAL LIFE INSURANCE

CLIENT                                    PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 40             PRESENTED BY SAMPLE AGENT
                                          THIS VERSION OF PACIFIC SELECT CHOICE
                                          IS NOT AVAILABLE FOR NEW SALES

                           ---ASSUMED TAX BRACKET---
                            START    END    AMOUNT
                            1        35     31.00

THE CURRENT POLICY CHARGES AND COST OF INSURANCE RATES ARE SUBJECT TO CHANGE. POLICY VALUES WILL VARY FROM THOSE ILLUSTRATED IF ACTUAL RATES DIFFER FROM THOSE ASSUMED. CURRENT COST OF INSURANCE RATES ARE NOT DEPENDENT UPON FUTURE IMPROVEMENTS IN UNDERLYING MORTALITY.

VALUES ILLUSTRATED UNDER THE GUARANTEED POLICY CHARGE COLUMNS ASSUME MAXIMUM COST OF INSURANCE RATES.

HYPOTHETICAL FUTURE VALUES ARE BASED ON CURRENT COST OF INSURANCE RATES AND HYPOTHETICAL GROSS EARNINGS RATE ASSUMPTIONS AS DESCRIBED BELOW.

THIS ILLUSTRATION ASSUMES THAT ALL PREMIUMS HAVE BEEN ALLOCATED TO THE VARIABLE ACCOUNTS. THE HYPOTHETICAL RATES OF RETURN AND VALUES SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. THE ILLUSTRATED POLICY VALUES MIGHT NOT BE ACHIEVED IF ACTUAL RATES OF RETURN, POLICY CHARGES, PREMIUM AMOUNT DIFFER FROM THOSE ASSUMED. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE VARIABLE ACCOUNTS BY AN OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY PACIFIC LIFE, THE SEPARATE ACCOUNT, OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

YOU HAVE REQUESTED THAT THIS ILLUSTRATION REFLECT YOUR SELECTION OF UNDERLYING PORTFOLIOS. THE AMOUNTS SHOWN FOR THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES IN THIS ILLUSTRATION REFLECT YOUR SELECTION OF UNDERLYING PORTFOLIOS AND ANNUALIZED FUND EXPENSES (EXCLUDING ANY FOREIGN TAXES) INCURRED BY THE PORTFOLIOS FOR THE PERIODS ENDING DECEMBER 31, 2000 ADJUSTED TO REFLECT A DECREASE IN FEES FOR CERTAIN OPERATING EXPENSES.

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING VARIABLE INVESTMENT OPTIONS COULD AFFECT THE POLICY VALUES AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
  PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                        PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                                           DATE      PAGE   OF

                      PACIFIC SELECT CHOICE (FORM 93-55)
                       VARIABLE UNIVERSAL LIFE INSURANCE

CLIENT                              PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 40       PRESENTED BY SAMPLE AGENT
                                    THIS VERSION OF PACIFIC SELECT CHOICE
                                    IS NOT AVAILABLE FOR NEW SALES

                             UNDERLYING PORTFOLIOS

                                    Investment
                                     Advisory       Operating
        Portfolio                       Fee         Expenses
        ----------------------------------------------------
        Aggressive Equity              0.80%         0.04%
        Aggressive Growth              1.00%         0.06%
        Blue Chip                      0.95%         0.06%
        Capital Opportunities          0.80%         0.06%
        Diversified Research           0.90%         0.08%
        Emerging Markets               1.10%         0.20%
        Equity                         0.65%         0.04%
        Equity Income                  0.95%         0.10%
        Equity Index                   0.25%         0.04%
        Financial Services             1.10%         0.10%
        Focused 30                     0.95%         0.10%
        Global Growth                  1.10%         0.19%
        Growth LT                      0.75%         0.04%
        Health Sciences                1.10%         0.10%
        High Yield Bond                0.60%         0.04%
        I-Net Tollkeeper               1.40%         0.06%
        Inflation Managed              0.60%         0.02%
        International Large-Cap        1.05%         0.12%
        International Value            0.85%         0.11%
        Large-Cap Core                 0.65%         0.04%
        Large-Cap Value                0.85%         0.05%
        Managed Bond                   0.60%         0.04%
        Mid-Cap Growth                 0.90%         0.06%
        Mid-Cap Value                  0.85%         0.03%
        Money Market                   0.34%         0.04%
        Multi-Strategy                 0.65%         0.04%
        REIT                           1.10%         0.04%
        Research                       1.00%         0.10%
        Small-Cap Equity               0.65%         0.04%
        Small-Cap Index                0.50%         0.10%
        Strategic Value                0.95%         0.10%
        Technology                     1.10%         0.08%
        Telecommunications             1.10%         0.08%

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING VARIABLE INVESTMENT OPTIONS COULD AFFECT THE POLICY VALUES AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
  PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                        PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION   TIME                                           DATE     PAGE   OF

                      PACIFIC SELECT CHOICE (FORM 93-55)
                       VARIABLE UNIVERSAL LIFE INSURANCE

CLIENT                             PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 40      PRESENTED BY SAMPLE AGENT
                                   THIS VERSION OF PACIFIC SELECT CHOICE
                                   IS NOT AVAILABLE FOR NEW SALES

YOU HAVE SELECTED ALLOCATIONS IN THE UNDERLYING PORTFOLIOS THAT REFLECT THE WEIGHTED ANNUALIZED EXPENSES OF ALL THE AVAILABLE UNDERLYING PORTFOLIOS AS OF DECEMBER 31, 2000. THE ANNUALIZED EXPENSES WEIGHTED ACCORDING TO YOUR SELECTION IS EQUIVALENT TO AN ANNUAL RATE OF 0.66% FOR INVESTMENT ADVISORY FEES AND 0.05% FOR NET OPERATING EXPENSES (AFTER ANY OFFSET FOR CUSTODIAN CREDITS AND EXCLUDING ANY FOREIGN TAXES) WHICH AMOUNTS TO A TOTAL OF 0.71%. THE INVESTMENT ADVISORY FEES AND NET OPERATING EXPENSES FOR THE UNDERLYING VARIABLE INVESTMENT OPTIONS REFLECT FEES AND EXPENSES INCURRED BY THE PORTFOLIOS FOR THE PERIODS ENDING DECEMBER 31, 2000. OPERATING EXPENSES FOR AGGRESSIVE GROWTH, BLUE CHIP, CAPITAL OPPORTUNITIES, EQUITY INCOME, FINANCIAL SERVICES, GLOBAL GROWTH, HEALTH SCIENCES, MID-CAP GROWTH, RESEARCH, TECHNOLOGY, AND TELECOMMUNICATIONS ARE ESTIMATED. THE INFLATION MANAGED PORTFOLIO WAS FORMERLY CALLED THE GOVERNMENT SECURITIES PORTFOLIO. THE LARGE-CAP CORE PORTFOLIO WAS FORMERLY CALLED THE EQUITY INCOME PORTFOLIO. ALTHOUGH SOME PORTFOLIOS MAY HAVE NAMES OR INVESTMENT OBJECTIVES THAT RESEMBLE RETAIL MUTUAL FUNDS MANAGED BY THE PORTFOLIO MANAGER, THESE PORTFOLIOS WILL NOT HAVE THE SAME UNDERLYING HOLDINGS OR PERFORMANCE. PLEASE NOTE: NET PREMIUMS AND POLICY ACCUMULATED VALUE MAY BE INVESTED IN UP TO TWENTY (20) INVESTMENT OPTIONS AT ONE TIME.

THE ANNUALIZED EXPENSES FOR ALL AVAILABLE UNDERLYING PORTFOLIOS FOR THE PERIODS ENDING DECEMBER 31, 2000 REFLECT AN AVERAGE DAILY INVESTMENT ADVISORY FEE EQUIVALENT TO AN ANNUAL RATE OF 0.85% OF THE AGGREGATE AVERAGE DAILY NET ASSETS OF THE FUND. THEY ALSO REFLECT NET OPERATING EXPENSES (AFTER ANY OFFSET FOR CUSTODIAN CREDITS AND EXCLUDING ANY FOREIGN TAXES) AT AN ANNUAL RATE OF 0.07% OF THE AGGREGATE AVERAGE DAILY NET ASSETS OF THE UNDERLYING PORTFOLIOS. THE TOTAL AGGREGATE ANNUALIZED EXPENSES FOR THE PERIODS ENDING DECEMBER 31, 2000 (INCLUDING INVESTMENT ADVISORY FEES AND EXCLUDING ANY FOREIGN TAXES) IS 0.92%.

THE HYPOTHETICAL GROSS ANNUAL EARNINGS RATE ASSUMPTION IS AFTER BROKERAGE EXPENSES AND ANY FOREIGN TAXES. A PORTFOLIO'S FOREIGN INVESTMENTS MAY BE SUBJECT TO FOREIGN TAXES. FOREIGN TAXES FROM INTEREST AND DIVIDEND INCOME ARE TREATED AS A DEDUCTION FROM RELEVANT INCOME FOR ACCOUNTING PURPOSES RATHER THAN AS AN EXPENSE.

THE AMOUNTS SHOWN FOR THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES REFLECT THE FACT THAT THE NET INVESTMENT RETURN ON THE VARIABLE ACCOUNTS IS LOWER THAN THE GROSS RETURN ON THE ASSETS AS A RESULT OF CHARGES LEVIED AGAINST THE ACCOUNTS.

AFTER DEDUCTION OF THESE AMOUNTS, HYPOTHETICAL ILLUSTRATED GROSS ANNUAL INVESTMENT RETURNS OF 0.00% AND 6.00% CORRESPOND TO APPROXIMATE NET ANNUAL RATES OF RETURN OF -0.71% AND 5.25% RESPECTIVELY.

NO CHARGE IS CURRENTLY IMPOSED UPON A TRANSFER OF ACCUMULATED VALUE BETWEEN ACCOUNTS. HOWEVER, PACIFIC LIFE MAY ASSESS SUCH A CHARGE AT A FUTURE DATE.
A CHARGE OF $100 WILL BE DEDUCTED FROM THE ACCUMULATED VALUE ON THE EFFECTIVE DATE OF ANY CHANGE FROM THE LEVEL DEATH BENEFIT OPTION (OPTION A) TO THE INCREASING DEATH BENEFIT OPTION (OPTION B).

INTEREST IS CHARGED ON POLICY LOANS AT AN EFFECTIVE ANNUAL RATE OF 4.75% FROM YEARS 1 - 10, AND 4.25% AFTER YEAR 10. INTEREST IS CREDITED TO THE PORTION OF THE ACCUMULATED VALUE SECURING THE POLICY LOAN AT AN EFFECTIVE ANNUAL RATE OF 4.00%. POLICY LOANS AND/OR WITHDRAWALS MAY HAVE AN ADVERSE EFFECT ON THE POLICY OWNER'S BENEFITS.

    THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING VARIABLE INVESTMENT OPTIONS COULD AFFECT THE POLICY VALUES AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
  PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                         PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                                            DATE      PAGE   OF

                      PACIFIC SELECT CHOICE (FORM 93-55)
                       VARIABLE UNIVERSAL LIFE INSURANCE
CLIENT                               PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 40        PRESENTED BY SAMPLE AGENT
                                     THIS VERSION OF PACIFIC SELECT CHOICE
                                     IS NOT AVAILABLE FOR NEW SALES

                           ---DEATH BENEFIT OPTION---
                            START    END    OPTION
                            1        35     LEVEL


                         ---BASE POLICY FACE AMOUNT---
                            START    END    AMOUNT
                            1        35     559,458


WHEN THE DEATH BENEFIT IS GREATER THAN THE FACE AMOUNT DUE TO ACCUMULATED VALUE GROWTH, PAYMENT OF ADDITIONAL PREMIUM WILL BE SUBJECT TO APPROVAL.

UNDER CURRENT FEDERAL TAX LAW, THIS POLICY WILL QUALIFY AS LIFE INSURANCE ONLY IF THE SUM OF PREMIUMS PAID AT ANY TIME DOES NOT EXCEED THE GREATER OF THE GUIDELINE SINGLE PREMIUM OR THE SUM OF THE GUIDELINE LEVEL PREMIUMS AT SUCH TIME. THE GUIDELINE PREMIUMS WILL CHANGE WHENEVER THERE IS A CHANGE IN THE FACE AMOUNT OF INSURANCE OR IN OTHER POLICY BENEFITS

BASED ON OUR UNDERSTANDING OF THE INTERNAL REVENUE CODE AND THE ASSUMPTIONS IN THIS ILLUSTRATION, THIS POLICY WOULD NOT BECOME A MODIFIED ENDOWMENT CONTRACT
(MEC). THE FEDERAL INCOME TAX CONSEQUENCES OF A MEC CAN BE SIGNIFICANT. CONSULT YOUR TAX ADVISOR FOR FURTHER DETAILS.

ALL VALUES ASSUME PREMIUMS AND LOAN INTEREST ARE PAID WHEN DUE. IF A PAYMENT IS RECEIVED WITHOUT BEING DESIGNATED AS A PREMIUM PAYMENT OR LOAN PAYMENT, AND THERE IS AN OUTSTANDING LOAN, THE PAYMENT WILL BE APPLIED AS A LOAN PAYMENT.

THIS ILLUSTRATION WAS PREPARED FOR PRESENTATION IN THE STATE OF CALIFORNIA.


PACIFIC SELECT CHOICE IS DISTRIBUTED BY
Pacific Select Distributors, Inc.,
MEMBER NASD & SIPC, A SUBSIDIARY OF PACIFIC LIFE INSURANCE COMPANY

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING VARIABLE INVESTMENT OPTIONS COULD AFFECT THE POLICY VALUES AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
  PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                        PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                                            DATE       PAGE   OF

                      PACIFIC SELECT CHOICE (FORM 93-55)
                       VARIABLE UNIVERSAL LIFE INSURANCE

CLIENT                           PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 40    PRESENTED BY SAMPLE AGENT
                                 THIS VERSION OF PACIFIC SELECT CHOICE IS NOT
                                 AVAILABLE FOR NEW SALES

                                 SUMMARY PAGE

                    ---CURRENT POLICY CHARGES---  -----------------GUARANTEED POLICY CHARGES---------------

                    ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
                    ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
                    ----12.00% (11.20% NET)----   -----0.00% (-0.71% NET)----   ----12.00% (11.20% NET)----

                               [NET
                               LOANS                NET        NET                NET     NET                    NET         NET
                  PREMIUMS    AND WITH- ACCUM'D   SURR'R      DEATH     ACCUM'D  SURR'R  DEATH     ACCUM'D      SURR'R      DEATH
      ANNUALIZED  PLUS 5%     DRAWALS    VALUE     VALUE      BENEFIT    VALUE   VALUE  BENEFIT    VALUE        VALUE      BENEFIT
YEAR   PREMIUM    INTEREST    (BOY)]     (EOY)     (EOY)      (EOY)      (EOY)   (EOY)   (EOY)     (EOY)        (EOY)       (EOY)
====  ==========  =========== ======== ========== ========= =========   ======= ======= ========  ==========  ========== ==========
  1     10000.00    $10,500      0        6,056      4,098     559,458   5,209   3,251  559,458       5,945       3,987     559,458
  2     10000.00    $21,525      0       13,046     12,341     559,458  10,390   9,686  559,458      12,561      11,857     559,458
  3     10000.00    $33,101      0       21,579     19,620     559,458  16,097  14,139  559,458      20,551      18,593     559,458
  4     10000.00    $45,256      0       32,510     30,552     559,458  22,923  20,965  559,458      30,737      28,779     559,458
  5     10000.00    $58,019      0       44,591     42,633     559,458  29,509  27,551  559,458      41,848      39,890     559,458
  6     10000.00    $71,420      0       57,897     56,330     559,458  35,839  34,273  559,458      53,970      52,404     559,458
  7     10000.00    $85,491      0       72,554     71,379     559,458  41,916  40,741  559,458      67,218      66,043     559,458
  8     10000.00   $100,266      0       88,726     87,942     559,458  47,732  46,949  559,458      81,708      80,925     559,458
  9     10000.00   $115,779      0      106,604    106,211     559,458  53,318  52,925  559,458      97,619      97,227     559,458
 10     10000.00   $132,068      0      126,534    126,534     559,458  58,785  58,785  559,458     115,242     115,242     559,458
 15     10000.00   $226,575      0      268,228    268,228     559,458  82,963  82,963  559,458     238,810     238,810     559,458
 20     10000.00   $347,192      0      507,703    507,703     680,323  96,496  96,496  559,458     448,006     448,006     600,328
 25     10000.00   $501,134      0      918,770    918,770   1,120,900  95,605  95,605  559,458     808,077     808,077     985,854
 30     10000.00   $697,607      0    1,610,027  1,610,027   1,867,631  66,907  66,907  559,458   1,402,314   1,402,314   1,626,685
 35     10000.00   $948,362      0    2,779,028  2,779,028   2,973,560      ##      ##       ##   2,390,537   2,390,537   2,557,875

## ADDITIONAL OUTLAYS REQUIRED TO MAINTAIN REQUESTED BENEFITS.

THE PREMIUM MODE ASSUMED IN THIS ILLUSTRATION IS ANNUAL.


   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING VARIABLE INVESTMENT OPTIONS COULD AFFECT THE POLICY VALUES AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
  PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.


                         PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                                            DATE       PAGE   OF

                      PACIFIC SELECT CHOICE (FORM 93-55)
                       VARIABLE UNIVERSAL LIFE INSURANCE

CLIENT                           PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 40    PRESENTED BY SAMPLE AGENT
                                 THIS VERSION OF PACIFIC SELECT CHOICE IS NOT
                                 AVAILABLE FOR NEW SALES


ALL VALUES EXCEPT PREMIUMS, LOANS, LOAN INTEREST AND WITHDRAWALS ARE VALUES AT THE END OF THE POLICY YEAR. THE 'NET SURRENDER VALUE' IS EQUAL TO THE ACCUMULATED VALUE, DECREASED BY ANY POLICY DEBT AND ANY SURRENDER CHARGES AND INCREASED BY ANY REFUND THAT MIGHT APPLY DURING THE FIRST TWO YEARS FOLLOWING THE DATE THE POLICY IS ISSUED. THE 'NET DEATH BENEFIT' IS THE POLICY DEATH BENEFIT LESS ANY POLICY DEBT. THE 'NET LOANS AND WITHDRAWALS' SHOWN ABOVE DOES NOT INCLUDE ANY LOANS TAKEN TO PAY LOAN INTEREST.

ANY LOANS OR WITHDRAWALS ILLUSTRATED ARE BASED ON CURRENT POLICY CHARGE ASSUMPTIONS AND MIGHT NOT BE AVAILABLE UNDER GUARANTEED POLICY CHARGE ASSUMPTIONS.

THIS ILLUSTRATION SHOWS A POLICY LOAN. THE LOAN IS AUTOMATICALLY REPAID FROM THE GROSS DEATH BENEFIT AT THE DEATH OF THE INSURED, RESULTING IN THE ESTIMATED PAYMENT TO THE BENEFICIARY OF THE NET DEATH BENEFIT ILLUSTRATED. UPON LAPSE OR SURRENDER, THE LOAN IS AUTOMATICALLY REPAID, RESULTING IN THE ESTIMATED PAYMENT TO THE POLICYOWNER OF THE NET SURRENDER AMOUNT. THE AUTOMATIC REPAYMENT OF THE LOAN DURING A LAPSE OR SURRENDER WILL CAUSE THE RECOGNITION OF TAXABLE INCOME, TO THE EXTENT THAT THE NET SURRENDER VALUE PLUS THE AMOUNT OF THE REPAID LOAN EXCEEDS THE POLICY OWNER'S BASIS IN THE POLICY.

THE POLICY WILL LAPSE IF THE ACCUMULATED VALUE LESS POLICY DEBT IS INSUFFICIENT TO COVER THE CURRENT MONTHLY DEDUCTION ON ANY MONTHLY PAYMENT DATE, AND A GRACE PERIOD EXPIRES WITHOUT THE POLICY OWNER MAKING A SUFFICIENT PAYMENT. IF THE POLICY IS INSUFFICIENTLY FUNDED IN RELATION TO THE INCOME STREAM FROM THE POLICY, THE POLICY CAN LAPSE PREMATURELY AND RESULT IN A SIGNIFICANT INCOME TAX LIABILITY TO THE OWNER IN THE YEAR IN WHICH THE LAPSE OCCURS.

A POLICY OWNER SHOULD BE CAREFUL TO STRUCTURE A POLICY SO THAT THE POLICY WILL NOT LAPSE PREMATURELY UNDER VARIOUS MARKET SCENARIOS AS A RESULT OF WITHDRAWALS AND/OR LOANS TAKEN FROM THE POLICY. THE POLICY OWNER SHOULD ALSO REQUEST AT LEAST ANNUALLY A REVISED ILLUSTRATION THAT REFLECTS CURRENT POLICY VALUES TO ASSURE THAT THE POLICY IS SUFFICIENTLY FUNDED TO SUPPORT A DESIRED INCOME STREAM, IF ANY.

INITIAL GUIDELINE SINGLE PREMIUM:       $116,710.68
INITIAL GUIDELINE LEVEL PREMIUM:        $10,000.02
INITIAL SEC GUIDELINE LEVEL PREMIUM:    $8,846.17
INITIAL SEVEN PAY PREMIUM:              $26,605.33

THIS IS AN ILLUSTRATION AND NOT A CONTRACT. ALTHOUGH THE INFORMATION CONTAINED IN THIS ILLUSTRATION IS BASED ON CERTAIN TAX AND LEGAL ASSUMPTIONS, IT IS NOT INTENDED TO BE TAX OR LEGAL ADVICE. SUCH ADVICE SHOULD BE OBTAINED FROM APPLICANT'S OWN COUNSEL OR OTHER ADVISOR.

THIS ILLUSTRATION MUST BE PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE SEPARATE ACCOUNT AND THE FUND. READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING OR SENDING MONEY.

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING VARIABLE INVESTMENT OPTIONS COULD AFFECT THE POLICY VALUES AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
  PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                          PACIFIC LIFE INSURANCE COMPANY
                               SUMMARY PAGES

VERSION         TIME                                  DATE      PAGE    OF

                      PACIFIC SELECT CHOICE (FORM 93-55)
                      VARIABLE UNIVERSAL LIFE INSURANCE

CLIENT                           PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 40    PRESENTED BY SAMPLE AGENT
                                 THIS VERSION OF PACIFIC SELECT CHOICE IS NOT
                                 AVAILABLE FOR NEW SALES


                           ---ASSUMED TAX BRACKET---
                            START    END    AMOUNT
                            1        35     31.00

THE CURRENT POLICY CHARGES AND COST OF INSURANCE RATES ARE SUBJECT TO CHANGE. POLICY VALUES WILL VARY FROM THOSE ILLUSTRATED IF ACTUAL RATES DIFFER FROM THOSE ASSUMED. CURRENT COST OF INSURANCE RATES ARE NOT DEPENDENT UPON FUTURE IMPROVEMENTS IN UNDERLYING MORTALITY.

VALUES ILLUSTRATED UNDER THE GUARANTEED POLICY CHARGE COLUMNS ASSUME MAXIMUM COST OF INSURANCE RATES.

HYPOTHETICAL FUTURE VALUES ARE BASED ON CURRENT COST OF INSURANCE RATES AND HYPOTHETICAL GROSS EARNINGS RATE ASSUMPTIONS AS DESCRIBED BELOW.

THIS ILLUSTRATION ASSUMES THAT ALL PREMIUMS HAVE BEEN ALLOCATED TO THE VARIABLE ACCOUNTS. THE HYPOTHETICAL RATES OF RETURN AND VALUES SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. THE ILLUSTRATED POLICY VALUES MIGHT NOT BE ACHIEVED IF ACTUAL RATES OF RETURN, POLICY CHARGES, PREMIUM AMOUNT OR FREQUENCY DIFFER FROM THOSE ASSUMED. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE VARIABLE ACCOUNTS BY AN OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY PACIFIC LIFE, THE SEPARATE ACCOUNT, OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

YOU HAVE REQUESTED THAT THIS ILLUSTRATION REFLECT YOUR SELECTION OF UNDERLYING PORTFOLIOS. THE AMOUNTS SHOWN FOR THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES IN THIS ILLUSTRATION REFLECT YOUR SELECTION OF UNDERLYING PORTFOLIOS AND ANNUALIZED FUND EXPENSES (EXCLUDING ANY FOREIGN TAXES) INCURRED BY THE PORTFOLIOS FOR THE PERIODS ENDING DECEMBER 31, 2000 ADJUSTED TO REFLECT A DECREASE IN FEES FOR CERTAIN OPERATING EXPENSES.

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING VARIABLE INVESTMENT OPTIONS COULD AFFECT THE POLICY VALUES AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
  PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                        PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                                             DATE      PAGE   OF

                      PACIFIC SELECT CHOICE (FORM 93-55)
                       VARIABLE UNIVERSAL LIFE INSURANCE

CLIENT                           PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 40    PRESENTED BY SAMPLE AGENT
                                 THIS VERSION OF PACIFIC SELECT CHOICE IS NOT
                                 AVAILABLE FOR NEW SALES


                             UNDERLYING PORTFOLIOS

                                    Investment
                                     Advisory       Operating
        Portfolio                       Fee         Expenses
        -----------------------------------------------------
        Aggressive Equity                0.80%          0.04%
        Aggressive Growth                1.00%          0.06%
        Blue Chip                        0.95%          0.06%
        Capital Opportunities            0.80%          0.06%
        Diversified Research             0.90%          0.08%
        Emerging Markets                 1.10%          0.20%
        Equity                           0.65%          0.04%
        Equity Income                    0.95%          0.10%
        Equity Index                     0.25%          0.04%
        Financial Services               1.10%          0.10%
        Focused 30                       0.95%          0.10%
        Global Growth                    1.10%          0.19%
        Growth LT                        0.75%          0.04%
        Health Sciences                  1.10%          0.10%
        High Yield Bond                  0.60%          0.04%
        I-Net Tollkeeper                 1.40%          0.06%
        Inflation Managed                0.60%          0.02%
        International Large-Cap          1.05%          0.12%
        International Value              0.85%          0.11%
        Large-Cap Core                   0.65%          0.04%
        Large-Cap Value                  0.85%          0.05%
        Managed Bond                     0.60%          0.04%
        Mid-Cap Growth                   0.90%          0.06%
        Mid-Cap Value                    0.85%          0.03%
        Money Market                     0.34%          0.04%
        Multi-Strategy                   0.65%          0.04%
        REIT                             1.10%          0.04%
        Research                         1.00%          0.10%
        Small-Cap Equity                 0.65%          0.04%
        Small-Cap Index                  0.50%          0.10%
        Strategic Value                  0.95%          0.10%
        Technology                       1.10%          0.08%
        Telecommunications               1.10%          0.08%

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING VARIABLE INVESTMENT OPTIONS COULD AFFECT THE POLICY VALUES AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
  PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                        PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  01:20PM                                           DATE     PAGE   OF

                       PACIFIC SELECT CHOICE (FORM 93-55)
                       VARIABLE UNIVERSAL LIFE INSURANCE

CLIENT                           PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 40    PRESENTED BY SAMPLE AGENT
                                 THIS VERSION OF PACIFIC SELECT CHOICE IS NOT
                                 AVAILABLE FOR NEW SALES

YOU HAVE SELECTED ALLOCATIONS IN THE UNDERLYING PORTFOLIOS THAT REFLECT THE WEIGHTED ANNUALIZED EXPENSES OF ALL THE AVAILABLE UNDERLYING PORTFOLIOS AS OF DECEMBER 31, 2000. THE ANNUALIZED EXPENSES WEIGHTED ACCORDING TO YOUR SELECTION IS EQUIVALENT TO AN ANNUAL RATE OF 0.66% FOR INVESTMENT ADVISORY FEES AND 0.05% FOR NET OPERATING EXPENSES (AFTER ANY OFFSET FOR CUSTODIAN CREDITS AND EXCLUDING ANY FOREIGN TAXES) WHICH AMOUNTS TO A TOTAL OF 0.71%. THE INVESTMENT ADVISORY FEES AND NET OPERATING EXPENSES FOR THE UNDERLYING VARIABLE INVESTMENT OPTIONS REFLECT FEES AND EXPENSES INCURRED BY THE PORTFOLIOS FOR THE PERIODS ENDING DECEMBER 31, 2000. OPERATING EXPENSES FOR AGGRESSIVE GROWTH, BLUE CHIP, CAPITAL OPPORTUNITIES, EQUITY INCOME, FINANCIAL SERVICES, GLOBAL GROWTH, HEALTH SCIENCES, MID-CAP GROWTH, RESEARCH, TECHNOLOGY, AND TELECOMMUNICATIONS ARE ESTIMATED. THE INFLATION MANAGED PORTFOLIO WAS FORMERLY CALLED THE GOVERNMENT SECURITIES PORTFOLIO. THE LARGE-CAP CORE PORTFOLIO WAS FORMERLY CALLED THE EQUITY INCOME PORTFOLIO. ALTHOUGH SOME PORTFOLIOS MAY HAVE NAMES OR INVESTMENT OBJECTIVES THAT RESEMBLE RETAIL MUTUAL FUNDS MANAGED BY THE PORTFOLIO MANAGER, THESE PORTFOLIOS WILL NOT HAVE THE SAME UNDERLYING HOLDINGS OR PERFORMANCE. PLEASE NOTE: NET PREMIUMS AND POLICY ACCUMULATED VALUE MAY BE INVESTED IN UP TO TWENTY (20) INVESTMENT OPTIONS AT ONE TIME.

   THE ANNUALIZED EXPENSES FOR ALL AVAILABLE UNDERLYING PORTFOLIOS FOR THE PERIODS ENDING DECEMBER 31, 2000 REFLECT AN AVERAGE DAILY INVESTMENT ADVISORY FEE EQUIVALENT TO AN ANNUAL RATE OF 0.85% OF THE AGGREGATE AVERAGE DAILY NET ASSETS OF THE FUND. THEY ALSO REFLECT NET OPERATING EXPENSES (AFTER ANY OFFSET FOR CUSTODIAN CREDITS AND EXCLUDING ANY FOREIGN TAXES) AT AN ANNUAL RATE OF 0.07% OF THE AGGREGATE AVERAGE DAILY NET ASSETS OF THE UNDERLYING PORTFOLIOS. THE TOTAL AGGREGATE ANNUALIZED EXPENSES FOR THE PERIODS ENDING DECEMBER 31, 2000 (INCLUDING INVESTMENT ADVISORY FEES AND EXCLUDING ANY FOREIGN TAXES) IS 0.92%.

THE HYPOTHETICAL GROSS ANNUAL EARNINGS RATE ASSUMPTION IS AFTER BROKERAGE EXPENSES AND ANY FOREIGN TAXES. A PORTFOLIO'S FOREIGN INVESTMENTS MAY BE SUBJECT TO FOREIGN TAXES. FOREIGN TAXES FROM INTEREST AND DIVIDEND INCOME ARE TREATED AS A DEDUCTION FROM RELEVANT INCOME FOR ACCOUNTING PURPOSES RATHER THAN AS AN EXPENSE.

THE AMOUNTS SHOWN FOR THE DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES REFLECT THE FACT THAT THE NET INVESTMENT RETURN ON THE VARIABLE ACCOUNTS IS LOWER THAN THE GROSS RETURN ON THE ASSETS AS A RESULT OF CHARGES LEVIED AGAINST THE ACCOUNTS.

AFTER DEDUCTION OF THESE AMOUNTS, HYPOTHETICAL ILLUSTRATED GROSS ANNUAL INVESTMENT RETURNS OF 0.00% AND 12.00% CORRESPOND TO APPROXIMATE NET ANNUAL RATES OF RETURN OF -0.71% AND 11.20% RESPECTIVELY.

NO CHARGE IS CURRENTLY IMPOSED UPON A TRANSFER OF ACCUMULATED VALUE BETWEEN ACCOUNTS. HOWEVER, PACIFIC LIFE MAY ASSESS SUCH A CHARGE AT A FUTURE DATE. A CHARGE OF $100 WILL BE DEDUCTED FROM THE ACCUMULATED VALUE ON THE EFFECTIVE DATE OF ANY CHANGE FROM THE LEVEL DEATH BENEFIT OPTION (OPTION A) TO THE INCREASING DEATH BENEFIT OPTION (OPTION B).

INTEREST IS CHARGED ON POLICY LOANS AT AN EFFECTIVE ANNUAL RATE OF 4.75% FROM YEARS 1 - 10, AND 4.25% AFTER YEAR 10. INTEREST IS CREDITED TO THE PORTION OF THE ACCUMULATED VALUE SECURING THE POLICY LOAN AT AN EFFECTIVE ANNUAL RATE OF 4.00%. POLICY LOANS AND/OR WITHDRAWALS MAY HAVE AN ADVERSE EFFECT ON THE POLICY OWNER'S BENEFITS.

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING VARIABLE INVESTMENT OPTIONS COULD AFFECT THE POLICY VALUES AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
  PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                         PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                                              DATE      PAGE   OF

                       PACIFIC SELECT CHOICE (FORM 93-55)
                       VARIABLE UNIVERSAL LIFE INSURANCE

CLIENT                           PREMIUMS ALLOCATED TO VARIABLE ACCOUNT
SELECT NON-SMOKER MALE AGE 40    PRESENTED BY SAMPLE AGENT
                                 THIS VERSION OF PACIFIC SELECT CHOICE IS NOT
                                 AVAILABLE FOR NEW SALES


                           ---DEATH BENEFIT OPTION---
                            START    END    OPTION
                            1        35     LEVEL


                         ---BASE POLICY FACE AMOUNT---
                            START    END    AMOUNT
                            1        35     559,458

WHEN THE DEATH BENEFIT IS GREATER THAN THE FACE AMOUNT DUE TO ACCUMULATED VALUE GROWTH, PAYMENT OF ADDITIONAL PREMIUM WILL BE SUBJECT TO APPROVAL.

UNDER CURRENT FEDERAL TAX LAW, THIS POLICY WILL QUALIFY AS LIFE INSURANCE ONLY IF THE SUM OF PREMIUMS PAID AT ANY TIME DOES NOT EXCEED THE GREATER OF THE GUIDELINE SINGLE PREMIUM OR THE SUM OF THE GUIDELINE LEVEL PREMIUMS AT SUCH TIME. THE GUIDELINE PREMIUMS WILL CHANGE WHENEVER THERE IS A CHANGE IN THE FACE AMOUNT OF INSURANCE OR IN OTHER POLICY BENEFITS

BASED ON OUR UNDERSTANDING OF THE INTERNAL REVENUE CODE AND THE ASSUMPTIONS IN THIS ILLUSTRATION, THIS POLICY WOULD NOT BECOME A MODIFIED ENDOWMENT CONTRACT
(MEC). THE FEDERAL INCOME TAX CONSEQUENCES OF A MEC CAN BE SIGNIFICANT. CONSULT YOUR TAX ADVISOR FOR FURTHER DETAILS.

ALL VALUES ASSUME PREMIUMS AND LOAN INTEREST ARE PAID WHEN DUE. IF A PAYMENT IS RECEIVED WITHOUT BEING DESIGNATED AS A PREMIUM PAYMENT OR LOAN PAYMENT, AND THERE IS AN OUTSTANDING LOAN, THE PAYMENT WILL BE APPLIED AS A LOAN PAYMENT.

THIS ILLUSTRATION WAS PREPARED FOR PRESENTATION IN THE STATE OF CALIFORNIA.


PACIFIC SELECT CHOICE IS DISTRIBUTED BY
Pacific Select Distributors, Inc.,
MEMBER NASD & SIPC, A SUBSIDIARY OF PACIFIC LIFE INSURANCE COMPANY

   THIS ILLUSTRATION SHOWS HOW THE PERFORMANCE OF THE UNDERLYING VARIABLE INVESTMENT OPTIONS COULD AFFECT THE POLICY VALUES AND DEATH BENEFIT. THE INFORMATION IS HYPOTHETICAL AND MAY NOT BE USED TO PREDICT INVESTMENT RESULTS.
  PLEASE REFER TO THE SUMMARY PAGE FOR A FULL EXPLANATION OF FEES AND EXPENSES.

                        PACIFIC LIFE INSURANCE COMPANY
                                 SUMMARY PAGES

VERSION  TIME                                             DATE       PAGE   OF